UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) Resignation of Rob Franch as Chief Information Officer

On August 13, 2026, Rob Franch informed Carriage Services, Inc. (the “Company”) that he would resign from his position as Chief Information Officer of the Company effective that same day (the “Effective Date”). Mr. Franch’s resignation is not the result of any disagreement with the Company or its Board of Directors on any matter relating to its operations, policies, or practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures. The Company has commenced a search process to identify a successor and ensure continued execution of the Company’s long-term strategic growth objectives.

Related to Mr. Franch’s resignation, Mr. Franch and the Company have entered into a release and separation agreement (the “Separation Agreement”), subject to Mr. Franch not revoking the Separation Agreement during a seven-day revocation period, which provides for (i) the continuation of certain salary payments to Mr. Franch for twelve (12) months following the Effective Date; (ii) payment of his annual target bonus for 2026 based on the Company’s performance results for the full year and pro-rated for the number of days he was employed by the Company during 2026; (iii) an option to elect up to eighteen (18) months of continuing health coverage under COBRA following the Effective Date; and (iv) Mr. Franch providing certain as-needed consulting and transition assistance to Company following the Effective Date until December 31, 2026. The Separation Agreement, which terminates Mr. Franch’s employment agreement with the Company as of the Effective Date, contains customary release, confidentially, non-competition and non-disparagement provisions.

The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

10.1	Release and Separation Agreement dated August 13, 2026, between Rob Franch and Carriage Services, Inc.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: August 14, 2026	By:	/s/ John Enwright
John Enwright
Senior Vice President, Chief Financial Officer and Treasurer